SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                 FORM 8-K
                               Current Report
                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): April 22, 2004

                            RIVOLI BANCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)

     Georgia                       0-49691                      58-2631780
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(State or other jurisdiction     (Commission                (I.R.S. Employer
    of Incorporation)            File Number)               Identification No.)

       5980 Zebulon Road, Macon, Georgia                          31210
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     (Address of principal executive offices)                   (Zip Code)

     Registrant's telephone number, including area code: (478) 475-5200
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              (Former name or address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (C.)  EXHIBITS

           99.1 Press release dated April 22, 2004 reporting first quarter 2004 financial results.


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 22, 2004, Rivoli BanCorp, Inc. issued a press release announcing first quarter 2004 financial results. The press release is attached as Exhibit 99.1 to this Form 8-K. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RIVOLI BANCORP, INC.



April 22, 2004                          /s/J. Patrick McGoldrick
                                        -------------------------------------
                                        President and Chief Executive Officer